                                                                     EXHIBIT 4.3

COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Company
TRANSFER AGENT AND REGISTRAR
BY

     AUTHORIZED SIGNATURE

                            [VELOCITY EXPRESS LOGO]

  COMMON STOCK                                                 COMMON STOCK

                                                               See reverse for
                  Velocity Express Corporation               certain definitions
        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              -----------------
THIS CERTIFIES that                                           CUSIP 92257T 10 3
                                                              -----------------

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF
                              $.004 PER SHARE, OF
                         Velocity Express Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:

/s/ Wesley Fredenburg                          /s/ Jeffry J. Parell

       SECRETARY                              CHIEF EXECUTIVE OFFICER

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                         VELOCITY EXPRESS CORPORATION

THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES OF SHARES. IN ACCOR-DANCE WITH THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, UPON WRITTEN REQUEST BY THE SHAREHOLDER, THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS AP-PLICABLE TO EACH CLASS OF SHARES.

                     ------------------------------------

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  --  as tenants in common      UTMA --  .....Custodian..............
                                                     (Cust)         (Minor)
   TEN ENT  --  as tenants by entireties           under Uniform Transfer to
   JT TEN   --  as joint tenants with              Minors
                  right of survivorship
                  and not as tenants               Act .............
                  in common                               (State)

    Additional abbreviations may also be used though not in the above list.

                     ------------------------------------

For value received ______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL
     SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
+----------------------------+
|                            |
+----------------------------+  ------------------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises


Dated                             ---------------------------------------------

                                  ---------------------------------------------
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                  OR ANY CHANGE WHATEVER.
Signature Guaranteed